SEMI ANNUAL REPORT


June 30, 2001


MUTUAL QUALIFIED FUND


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SHAREHOLDER LETTER


CONTENTS

--------------------------------------------------------------------------------
Your Fund's Goal: Mutual Qualified Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds and convertible securities in the U.S. and other countries.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report for Mutual Qualified Fund, which covers the period ended June 30, 2001. U.S. economic growth slowed markedly during this six-month period as the impact of last year's interest rate increases, soaring energy costs, and the collapse in the technology and emerging telecommunications industries took their toll. The slowing U.S. economy had ripple effects around the world as European and Asian economies showed increasing signs of weakness. The U.S. dollar continued to show remarkable strength, and inflation, while increasing somewhat, remained subdued. In response to these economic developments, the Federal Reserve Board (the Fed) engineered an unprecedented, massive easing of monetary policy by cutting interest rates six times during this period in an effort to stimulate the economy.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.


CONTENTS

SHAREHOLDER LETTER ......................................................    1

PERFORMANCE SUMMARY .....................................................   10

FINANCIAL HIGHLIGHTS &
STATEMENT OF INVESTMENTS ................................................   12

FINANCIAL STATEMENTS ....................................................   27

NOTES TO FINANCIAL STATEMENTS ...........................................   31

[FUND CATEGORY PYRAMID]



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/01

U.S.                                                                       59.6%
U.K.                                                                        6.3%
France                                                                      3.3%
Canada                                                                      1.6%
Netherlands                                                                 1.3%
Spain                                                                       1.0%
Switzerland                                                                 1.0%
Other Countries                                                             3.5%
Fixed Income Securities                                                     9.8%
Government Agencies & Other Net Assets                                     12.6%


The stock market experienced two general trends during the period under review. On the one hand, the fallout from the late 1990s' technology meltdown continued. Large capitalization growth stocks in general and the technology and telecommunications sectors in particular declined. The Standard & Poor's 500(R) (S&P 500(R)) Composite Index of large capitalization stocks returned -6.70% during the six months ended June 30, 2001, while the technology-laden Nasdaq fell 12.32%. On the other hand, small- and mid-cap stocks generally performed well. The Russell 2000 Index of small capitalization stocks returned 6.94% and the Value Line Index, an equal-weighted, geometric average of 1,650 stocks, posted a 1.64% return during the same six-month period.(1)

Within this environment, Mutual Qualified Fund - Class Z produced a 13.36% six-month cumulative total return for the period ended June 30, 2001, as shown in the Performance Summary beginning on page 10. This performance compares very favorably with commonly used benchmarks such as the



1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Nasdaq Composite Index is market value-weighted and measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The indexes include reinvested dividends. The Value Line Index is equally weighted and geometrically averaged based on the price change (no dividends reinvested) of each of the index's 1,650 component stocks from the previous day's close.


2


S&P 500 Index and the Lipper Mid-Cap Value Funds Average, which returned -6.70% and 8.35% during the same period.(2)

Several factors contributed to the Fund's relative outperformance during the reporting period. One of our largest holdings, CIT Group, agreed to be acquired at a substantial premium by Tyco International. The Fund also benefited as Fund holding Van Melle, a Dutch confectionery company, agreed to be acquired at a premium by the Italian confectionery company Perfetti. In our previous report in December 2000, we noted that we were finding value in the media sector, and a number of these stocks, such as Liberty Media, Fox Entertainment and USA Networks, performed strongly since then. Cendant Corporation was a standout for the Fund; the stock increased more than 100% during this period as the company finally moved beyond its calamitous merger with CUC International and resumed executing the strategy that had served it so well in the past. Coincidentally, another one of our investment winners thus far in 2001 is Cendant's latest travel-related acquisition target, Galileo International.

The Fund also benefited from solid returns among a number of financial services stocks, with Sovereign Bancorp and White Mountains Insurance Group as two standout performers. White Mountains is a property and casualty insurance company with a superior track record of creating value for its shareholders. Based on our profitable history as a White Mountains shareholder, our


2. Source: Standard & Poor's Micropal; Lipper Inc. The Lipper Mid-Cap Value Funds Average is an equal-weighted average consisting of 162 mutual funds (including Mutual Qualified Fund) within the Mid-Cap Value investment objective. Lipper calculations do not include sales charges. Past expense reductions by the Fund's manager increased the Fund's total return. If these factors had been considered, the Fund's performance relative to the Lipper average may have differed. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


TOP 10 HOLDINGS
6/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Finova Capital Corp.
(Fixed Income)                                                          2.4%
Diversified Financials, U.S.

Canary Wharf Group PLC                                                  2.3%
Real Estate, U.K.

Federated Department
Stores Inc.                                                             2.2%
Multiline Retail, U.S.

White Mountains Insurance
Group Inc., Ord. & Pfd.                                                 2.1%
Insurance, U.S.

Telephone & Data Systems Inc.                                           2.0%
Diversified Telecommunication Services, U.S.

Tyco International Ltd.                                                 1.8%
Industrial Conglomerates, U.S.

Scripps Co., A                                                          1.7%
Media, U.S.

AT&T Corp. - Liberty
Media Group, A                                                          1.6%
Media, U.S.

Sovereign Bancorp Inc.                                                  1.3%
Banks, U.S.

Republic Services Inc.                                                  1.2%
Commercial Services &
Supplies, U.S.


                                                                               3



TOP 10 INDUSTRIES
Based on Equity Securities
6/30/01

                                                                     % OF TOTAL
                                                                     NET ASSETS
-------------------------------------------------------------------------------
Media                                                                  12.0%

Banks                                                                   7.6%

Insurance                                                               6.7%

Diversified Telecommunication
Services                                                                6.6%

Diversified Financials                                                  6.1%

Multiline Retail                                                        3.3%

Real Estate                                                             2.9%

Commercial Services & Supplies                                          2.9%

Paper & Forest Products                                                 2.4%

Industrial Conglomerates                                                2.3%


conviction in management and independent due diligence, we joined the company and a consortium of noted investors last year in funding the purchase of the U.S. operations of CGU, a U.K.-based property and casualty insurance company. Investors responded to the compelling economics of this transaction by driving White Mountains' stock up in 2000. In 2001, White Mountains appreciated further as the CGU deal closed and investors came to fully realize the acquisition's attractiveness.

As in all years, not all the Fund's stocks proved to be success stories. During the six-month review period, the share price of Railtrack Group, Britain's largest infrastructure operator, fell sharply after a series of train accidents called into question the company's safety record and its ability to finance the huge capital spending necessary to maintain and enhance its physical plant. Also, credit card issuer CompuCredit fell 39% during the period as higher than expected credit losses led to a profit warning earlier this year. Both stocks remain Fund holdings, however, as we believe the declines were overdone and these issues still have inherent value.

During the period, we increased our holdings in the telecommunications services area, where we added to or initiated positions in AT&T Wireless, Sprint, British Telecommunications and Qwest Communications. These stocks have been under pressure due to the collapse of several


4


telecommunications start-up companies, falling prices for data and voice services, and the technical overhang of a number of expected large equity offerings. In our opinion, these situations are transitory in nature, and we believe these companies' assets and strong cash flow position them well for the future.

On the sell side of the ledger, we trimmed our holdings in financial services companies following their strong performance in 2000 and this year, as we believe they were no longer cheap and in some cases exceeded reasonable valuations. In addition, we sold our position in Swedish holding company Investor AB due to the high valuations of some of its larger investments and a reduction in the stock's discount to the underlying net asset value.

We remain cautious in our outlook for the U.S. economy. Although we do not want to underestimate the power of the Fed's interest rate cuts, we believe the root cause of this economic slowdown is overinvestment in capacity rather than inventory, and that it will take more time than expected to correct this excess-capacity situation. U.S. consumer demand has held up remarkably well in the face of rising unemployment, high levels of indebtedness and a massive destruction of stock market wealth. Given that the consumer represents about two-thirds of U.S. gross domestic product, we see this as a risk factor that could delay economic recovery or could in fact exacerbate the current slowdown.


                                                                               5


In this context, with the S&P 500 Index trading at approximately 23 times estimated 2001 earnings, the stock market appears unduly risky to us. Many large capitalization technology stocks that are experiencing declines in revenues and earnings still trade at multiples far higher than this. We suspect that the fallout from the late 1990s' technology collapse will remain a significant drag on the broader market averages for some time. We believe it bears repeating that at Mutual Qualified Fund we are committed to our three-pronged approach to value investing -- searching for bargain-priced stocks, bankruptcies and deals -- that seeks to generate attractive, long-term returns with less risk and volatility than the overall stock market. In buying common stocks, we look for companies trading at a substantial discount to our assessment of their intrinsic value. We believe that discount to intrinsic value provides us with a margin of safety regardless of the state of the market or the economy. This discipline kept us from being drawn into the technology mania of the late 1990s and is paying dividends for our shareholders today.

At the end of the reporting period, we are finding opportunities to invest in solid companies with excellent future prospects at appealing multiples. The telecommunications services sector remains an attractive area for investment. Investors trampled these stocks resulting in valuations far below what we believe to be their underlying asset values. As in 2000, we expect to see more, excellent investment opportunities in the area of distressed securities and bankruptcies as the economy continues to struggle.

Effective August 1, 2001, Jeff Diamond and Susan Potto assumed primary co-manager responsibility for investments in


6


your Fund. David Winters will become President and Chief Investment Officer of the Fund's adviser and Peter Langerman will become Chairman of the Funds' Board in October after Michael Price steps down from that position. Although Michael has not been directly involved with the management of our fund portfolios over the last several years, he has been a guiding force in developing the way we invest here at Mutual Series. Susan Potto's biography follows this report.

We appreciate your interest in Mutual Qualified Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.


Sincerely,




/s/ Raymond Garea
--------------------------------
Raymond Garea




/s/ Jeff Diamond
--------------------------------
Jeff Diamond




/s/ Susan R. Potto
--------------------------------
Susan R. Potto
Portfolio Managers
Mutual Qualified Fund


August 10, 2001


                                                                               7


--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


8


[PHOTO OF SUSAN POTTO]

SUSAN POTTO was an assistant portfolio manager of Mutual Shares Fund. She specializes in the analysis of aerospace, defense, conglomerates, packaging, household products, industrials, autos, auto parts and paper and forest products. She joined Heine Securities Corporation (predecessor of Franklin Mutual Advisers, LLC) in October 1987. Ms. Potto earned a bachelor's degree in finance from Emory University and a master's degree in finance from New York University.


                                                                               9


--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*


CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*


CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*


* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z                                 CHANGE         6/30/01         12/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$1.72         $18.33           $16.61
DISTRIBUTIONS (1/1/01 - 6/30/01)
Dividend Income                        $0.0349
Short-Term Capital Gain                $0.1945
Long-Term Capital Gain                 $0.2637
                                       -------
     Total                             $0.4931

CLASS A                                 CHANGE          6/30/01        12/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$1.69          $18.25          $16.56
DISTRIBUTIONS (1/1/01 - 6/30/01)
Dividend Income                        $0.0302
Short-Term Capital Gain                $0.1945
Long-Term Capital Gain                 $0.2637
                                       -------
     Total                             $0.4884

CLASS B                                 CHANGE         6/30/01         12/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$1.62         $18.06           $16.44
DISTRIBUTIONS (1/1/01 - 6/30/01)
Dividend Income                        $0.0255
Short-Term Capital Gain                $0.1945
Long-Term Capital Gain                 $0.2637
                                       -------
     Total                             $0.4837

CLASS C                                 CHANGE          6/30/01       12/31/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$1.63          $18.12         $16.49
DISTRIBUTIONS (1/1/01 - 6/30/01)
Dividend Income                        $0.0210
Short-Term Capital Gain                $0.1945
Long-Term Capital Gain                 $0.2637
                                       -------
      Total                            $0.4792


10


PERFORMANCE

CLASS Z                              6-MONTH     1-YEAR     5-YEAR      10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)            13.36%      25.03%    105.04%      378.15%
Average Annual Total Return(2)        13.36%      25.03%     15.44%       16.94%
Value of $10,000 Investment(3)      $11,336     $12,503    $20,504      $47,815

                                                                       INCEPTION
CLASS A                              6-MONTH     1-YEAR     3-YEAR     (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            13.13%      24.47%     35.05%      93.53%
Average Annual Total Return(2)         6.63%      17.34%      8.37%      13.76%
Value of $10,000 Investment(3)      $10,663     $11,734    $12,727     $18,241

                                                                       INCEPTION
CLASS B                                         6-MONTH     1-YEAR      (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       12.77%      23.72%      43.58%
Average Annual Total Return(2)                    8.77%      19.72%      14.67%
Value of $10,000 Investment(3)                 $10,877     $11,972     $14,058

                                                                       INCEPTION
CLASS C                              6-MONTH     1-YEAR     3-YEAR     (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            12.83%      23.79%     32.41%      87.89%
Average Annual Total Return(2)        10.69%      21.58%      9.44%      14.24%
Value of $10,000 Investment(3)      $11,069     $12,158    $13,107     $18,602


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


11



MUTUAL QUALIFIED FUND
Financial Highlights

                                                                                 CLASS Z
                                              ------------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                          YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001   --------------------------------------------------------------
                                               (UNAUDITED)       2000         1999         1998         1997        1996+
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period........       $16.61         $16.91       $16.46       $18.19       $16.24       $14.87
                                              ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income......................          .13            .24          .23          .43          .37          .47
 Net realized and unrealized gains
   (losses).................................         2.08           1.99         1.99         (.38)        3.62         2.62
                                              ------------------------------------------------------------------------------
Total from investment operations............         2.21           2.23         2.22          .05         3.99         3.09
                                              ------------------------------------------------------------------------------
Less distributions from:
 Net investment income......................         (.03)          (.55)        (.29)        (.45)        (.64)        (.43)
 Net realized gains.........................         (.46)         (1.98)       (1.48)       (1.33)       (1.40)       (1.29)
                                              ------------------------------------------------------------------------------
Total distributions.........................         (.49)         (2.53)       (1.77)       (1.78)       (2.04)       (1.72)
                                              ------------------------------------------------------------------------------
Net asset value, end of period..............       $18.33         $16.61       $16.91       $16.46       $18.19       $16.24
                                              ==============================================================================
Total Return*...............................       13.36%         14.25%       13.64%         .45%       24.95%       21.19%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........   $3,247,770     $2,921,221   $3,152,050   $3,942,519   $5,239,947   $4,287,975
Ratios to average net assets:
 Expenses(a)................................         .81%**         .80%         .80%         .77%         .79%         .75%
 Expenses, excluding waiver and payments by
   affiliate(a).............................         .81%**         .83%         .85%         .80%         .82%         .78%
 Net investment income......................        1.43%**        1.43%        1.31%        2.05%        1.85%        3.06%
Portfolio turnover rate.....................       27.64%         54.73%       59.84%       66.84%       52.76%       65.03%
(a)Excluding dividend expense on securities
 sold short, the ratios of expenses and
 expenses, excluding waiver and payments by
 affiliate to average net assets, would have
 been:
 Expenses...................................         .80%**         .78%         .77%         .76%         .75%         .75%
 Expenses, excluding waiver and payments by
 affiliate..................................         .80%**         .81%         .82%         .79%         .78%         .78%

*Total return is not annualized.
**Annualized.
+Per share amounts for the period ended December 31, 1996 have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
 12


MUTUAL QUALIFIED FUND
Financial Highlights (continued)

                                                                                   CLASS A
                                                  -------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                         YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2001     -------------------------------------------------------
                                                  (UNAUDITED)++      2000++      1999++       1998       1997++      1996+
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period..........         $16.56         $16.87      $16.42      $18.14      $16.23     $16.40
                                                  -------------------------------------------------------------------------
Income from investment operations:
 Net investment income........................            .10            .18         .17         .35         .28        .16
 Net realized and unrealized gains (losses)...           2.08           1.98        1.99        (.35)       3.63        .89
                                                  -------------------------------------------------------------------------
Total from investment operations..............           2.18           2.16        2.16        0.00        3.91       1.05
                                                  -------------------------------------------------------------------------
Less distributions from:
 Net investment income........................           (.03)          (.49)       (.23)       (.39)       (.60)      (.41)
 Net realized gains...........................           (.46)         (1.98)      (1.48)      (1.33)      (1.40)      (.81)
                                                  -------------------------------------------------------------------------
Total distributions...........................           (.49)         (2.47)      (1.71)      (1.72)      (2.00)     (1.22)
                                                  -------------------------------------------------------------------------
Net asset value, end of period................         $18.25         $16.56      $16.87      $16.42      $18.14     $16.23
                                                  =========================================================================
Total Return*.................................         13.13%         13.81%      13.27%        .15%      24.44%      6.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).............       $528,584       $443,655    $471,313    $570,143    $452,590    $20,381
Ratios to average net assets:
 Expenses(a)..................................          1.16%**        1.15%       1.14%       1.12%       1.14%      1.13%**
 Expenses, excluding waiver and payments by
   affiliate(a)...............................          1.16%**        1.18%       1.19%       1.15%       1.17%      1.28%**
 Net investment income........................          1.08%**        1.08%        .97%       1.66%       1.48%      3.19%**
Portfolio turnover rate.......................         27.64%         54.73%      59.84%      66.84%      52.76%     65.03%
(a)Excluding dividend expense on securities
 sold short, the ratios of expenses and
 expenses, excluding waiver and payments by
 affiliate to average net assets, would have
 been:
 Expenses.....................................          1.15%**        1.13%       1.11%       1.11%       1.10%      1.13%**
 Expenses, excluding waiver and payments by
 affiliate....................................          1.15%**        1.16%       1.16%       1.14%       1.13%      1.28%**

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996. Per share amounts for the period ended December 31, 1996 have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding.
                                                                              13


MUTUAL QUALIFIED FUND
Financial Highlights (continued)

                                                                              CLASS B
                                                                ------------------------------------
                                                                   SIX MONTHS          YEAR ENDED
                                                                     ENDED            DECEMBER 31,
                                                                 JUNE 30, 2001      ----------------
                                                                  (UNAUDITED)        2000     1999+
                                                                ------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period........................         $16.44         $16.78    $16.42
                                                                ------------------------------------
Income from investment operations:
 Net investment income......................................            .04            .08       .03
 Net realized and unrealized gains..........................           2.06           1.96      2.01
                                                                ------------------------------------
Total from investment operations............................           2.10           2.04      2.04
                                                                ------------------------------------
Less distributions from:
 Net investment income......................................           (.02)          (.40)     (.20)
 Net realized gains.........................................           (.46)         (1.98)    (1.48)
                                                                ------------------------------------
Total distributions.........................................           (.48)         (2.38)    (1.68)
                                                                ------------------------------------
Net asset value, end of period..............................         $18.06         $16.44    $16.78
                                                                ====================================
Total Return*...............................................         12.77%         13.12%    12.55%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................        $11,669         $6,278    $4,168
Ratios to average net assets:
 Expenses(a)................................................          1.81%**        1.80%     1.81%
 Expenses, excluding waiver and payments by affiliate(a)....          1.81%**        1.82%     1.86%
 Net investment income......................................           .44%**         .45%      .20%
Portfolio turnover rate.....................................         27.64%         54.73%    59.84%
(a)Excluding dividend expense on securities sold short, the
 ratios of expenses and expenses, excluding waiver and
 payments by affiliate to average net assets would, have
 been:
 Expenses...................................................          1.80%**        1.78%     1.78%
 Expenses, excluding waiver and payments by affiliate.......          1.80%**        1.80%     1.83%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.
 14


MUTUAL QUALIFIED FUND
Financial Highlights (continued)

                                                                                  CLASS C
                                                  ------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                        YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2001     ------------------------------------------------------
                                                  (UNAUDITED)++      2000++      1999++       1998       1997++     1996+
                                                  ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period..........         $16.49         $16.80      $16.35      $18.09      $16.23    $16.40
                                                  ------------------------------------------------------------------------
Income from investment operations:
 Net investment income........................            .04            .07         .05         .24         .16       .13
 Net realized and unrealized gains (losses)...           2.07           1.97        1.98        (.37)       3.63       .91
                                                  ------------------------------------------------------------------------
Total from investment operations..............           2.11           2.04        2.03        (.13)       3.79      1.04
                                                  ------------------------------------------------------------------------
Less distributions from:
 Net investment income........................           (.02)          (.37)       (.10)       (.28)       (.53)     (.39)
 Net realized gains...........................           (.46)         (1.98)      (1.48)      (1.33)      (1.40)     (.82)
                                                  ------------------------------------------------------------------------
Total distributions...........................           (.48)         (2.35)      (1.58)      (1.61)      (1.93)    (1.21)
                                                  ------------------------------------------------------------------------
Net asset value, end of period................         $18.12         $16.49      $16.80      $16.35      $18.09    $16.23
                                                  ========================================================================
Total Return*.................................         12.83%         13.11%      12.54%      (.58)%      23.66%     6.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).............       $255,847       $220,838    $264,902    $322,609    $231,721    $9,963
Ratios to average net assets:
 Expenses(a)..................................          1.80%**        1.79%       1.80%       1.77%       1.79%     1.78%**
 Expenses, excluding waiver and payments by
   affiliate(a)...............................          1.80%**        1.82%       1.84%       1.80%       1.82%     1.93%**
 Net investment income........................           .43%**         .44%        .32%       1.01%        .84%     2.59%**
Portfolio turnover rate.......................         27.64%         54.73%      59.84%      66.84%      52.76%    65.03%
(a)Excluding dividend expense on securities
 sold short, the ratios of expenses and
 expenses, excluding waiver and payments by
 affiliate to average net assets, would have
 been:
 Expenses.....................................          1.79%**        1.77%       1.77%       1.76%       1.75%     1.78%**
 Expenses, excluding waiver and payments by
 affiliate....................................          1.79%**        1.80%       1.81%       1.79%       1.78%     1.93%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996. Per share amounts for the period ended December 31, 1996 have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
                                                                              15


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED)

                                                                                     SHARES/
                                                                   COUNTRY           WARRANTS            VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 76.8%
AEROSPACE & DEFENSE 1.1%
European Aeronautic Defense & Space Co. ....................     Netherlands             376,833     $    6,938,395
Goodrich Corp. .............................................    United States            496,500         18,857,070
Honeywell International Inc. ...............................    United States            501,450         17,545,736
                                                                                                     --------------
                                                                                                         43,341,201
                                                                                                     --------------
AUTO COMPONENTS 1.4%
Borg Warner Inc. ...........................................    United States            238,500         11,834,370
Delphi Automotive Systems Corp. ............................    United States          1,473,836         23,478,207
*Lear Corp. ................................................    United States            642,650         22,428,485
                                                                                                     --------------
                                                                                                         57,741,062
                                                                                                     --------------
BANKS 7.7%
Allied Irish Banks PLC......................................    Irish Republic           205,900          2,309,527
Bank of Ireland.............................................    Irish Republic         1,920,275         19,019,545
Commercial Federal Corp. ...................................    United States          1,919,510         44,340,681
Dime Bancorp Inc. ..........................................    United States            205,600          7,658,600
*Dime Bancorp Inc., wts. ...................................    United States            253,700             71,036
DNB Holding ASA.............................................        Norway             3,791,340         16,447,273
Greenpoint Financial Corp. .................................    United States            790,040         30,337,536
+*ITLA Capital Corp. .......................................    United States            689,000         12,402,000
M & T Bank Corp. ...........................................    United States            348,290         26,295,895
*Nippon Investment Partners, LP.............................    United States          9,112,000          9,112,000
Sovereign Bancorp Inc. .....................................    United States          4,073,800         52,959,400
(R)+*State National Bancshares Inc. ........................    United States          1,375,000         22,000,000
TCF Financial Corp. ........................................    United States          1,024,800         47,458,488
U.S. Bancorp................................................    United States            907,999         20,693,297
                                                                                                     --------------
                                                                                                        311,105,278
                                                                                                     --------------
BEVERAGES 1.3%
Brown-Forman Corp., A.......................................    United States             35,400          2,320,470
Brown-Forman Corp., B.......................................    United States            446,200         28,530,028
Pepsi Bottling Group Inc. ..................................    United States            528,130         21,178,013
                                                                                                     --------------
                                                                                                         52,028,511
                                                                                                     --------------
*BUILDING PRODUCTS .2%
American Standard Cos. Inc. ................................    United States            155,100          9,321,510
                                                                                                     --------------
CHEMICALS 2.0%
Akzo Nobel NV...............................................     Netherlands             340,700         14,420,920
ChemFirst Inc. .............................................    United States            587,800         15,400,360
Crompton Corp. .............................................    United States          1,146,500         12,496,850
*Syngenta AG................................................     Switzerland             422,670         22,115,838
*Ucar International Inc. ...................................    United States          1,393,600         16,653,520
                                                                                                     --------------
                                                                                                         81,087,488
                                                                                                     --------------

 16

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                   COUNTRY           WARRANTS            VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
COMMERCIAL SERVICES & SUPPLIES 2.9%
*Cendant Corp. .............................................    United States          1,317,000     $   25,681,500
Galileo International Inc. .................................    United States            502,640         16,335,800
Kidde PLC...................................................    United Kingdom         6,400,820          7,336,467
*Republic Services Inc. ....................................    United States          2,532,100         50,262,185
Waste Management Inc. ......................................    United States            557,900         17,194,478
                                                                                                     --------------
                                                                                                        116,810,430
                                                                                                     --------------
*COMPUTERS & PERIPHERALS 1.2%
Apple Computer Inc. ........................................    United States          1,006,400         23,398,800
DecisionOne Corp. ..........................................    United States            245,461            736,383
Electronics for Imaging Inc. ...............................    United States            440,580         12,997,110
Maxtor Corp. ...............................................    United States          2,302,700         12,089,175
                                                                                                     --------------
                                                                                                         49,221,468
                                                                                                     --------------
CONSTRUCTION & ENGINEERING .1%
Vinci SA....................................................        France                55,600          3,541,866
                                                                                                     --------------
CONSTRUCTION MATERIALS .8%
Lafarge Corp. ..............................................    United States            478,445         16,032,692
RMC Group PLC...............................................    United Kingdom         1,693,900         16,318,194
                                                                                                     --------------
                                                                                                         32,350,886
                                                                                                     --------------
CONTAINERS & PACKAGING .5%
Jefferson Smurfit Group PLC.................................    United Kingdom         9,945,660         18,393,023
                                                                                                     --------------
DIVERSIFIED FINANCIALS 6.0%
(R)*A.B. Watley Group Inc. .................................    United States            420,000          2,992,500
(R)*A.B. Watley Group Inc., wts. ...........................    United States            126,000             89,775
*Ambase Corp. ..............................................    United States          1,981,800          1,823,256
*Berkshire Hathaway Inc., A.................................    United States                425         29,495,000
*Berkshire Hathaway Inc., B.................................    United States                750          1,725,000
*CompuCredit Corp. .........................................    United States          1,161,700         12,836,785
Heller Financial Inc. ......................................    United States          1,015,925         40,637,000
Household International Inc. ...............................    United States            542,983         36,216,966
JP Morgan Chase & Co. ......................................    United States            846,416         37,750,154
Metris Cos. Inc. ...........................................    United States          1,445,685         48,734,041
*MFN Financial Corp. .......................................    United States            337,490          2,472,114
Stilwell Financial Inc. ....................................    United States            242,800          8,148,368
+*Union Acceptance Corp., A.................................    United States          3,622,294         19,442,663
                                                                                                     --------------
                                                                                                        242,363,622
                                                                                                     --------------

                                                                              17

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                   COUNTRY           WARRANTS            VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED TELECOMMUNICATION SERVICES 6.6%
AT&T Corp. .................................................    United States          2,029,592     $   44,651,024
BellSouth Corp. ............................................    United States            556,800         22,422,336
British Telecommunications PLC..............................    United Kingdom         2,309,910         14,520,994
*Citizens Communications Co., B.............................    United States            749,144          9,012,202
Qwest Communications International Inc. ....................    United States            871,700         27,781,079
SBC Communications Inc. ....................................    United States             95,000          3,805,700
Sprint Corp. FON Group......................................    United States          2,037,600         43,523,136
TDC AS......................................................       Denmark               196,500          7,083,295
Telecom Italia SpA..........................................        Italy              2,920,600         13,944,470
Telephone & Data Systems Inc. ..............................    United States            738,060         80,264,025
                                                                                                     --------------
                                                                                                        267,008,261
                                                                                                     --------------
ELECTRIC UTILITIES .9%
E.On AG.....................................................       Germany               265,400         13,794,950
Endesa SA...................................................        Spain                596,300          9,510,351
PG & E Corp. ...............................................    United States          1,292,500         14,476,000
                                                                                                     --------------
                                                                                                         37,781,301
                                                                                                     --------------
*FOOD & DRUG RETAILING .1%
Brunos Inc., unit ..........................................    United States             55,433          5,543,300
                                                                                                     --------------
FOOD PRODUCTS .8%
Cadbury Schweppes PLC.......................................    United Kingdom         1,317,600          8,885,174
*Kraft Foods Inc. ..........................................    United States            294,590          9,132,290
Ralston-Ralston Purina Group................................    United States            425,800         12,782,516
                                                                                                     --------------
                                                                                                         30,799,980
                                                                                                     --------------
*HEALTH CARE EQUIPMENT & SUPPLIES
Generale De Sante...........................................        France               115,756          1,886,362
                                                                                                     --------------
HEALTH CARE PROVIDERS & SERVICES 2.2%
CIGNA Corp. ................................................    United States            121,100         11,603,802
*Health Net Inc., A.........................................    United States            570,125          9,920,175
*Kindred Healthcare Inc. ...................................    United States            677,395         30,889,212
*Kindred Healthcare Inc., wts., Series A, 4/20/06...........    United States            104,567          1,788,096
*Kindred Healthcare Inc., wts., Series B, 4/20/06...........    United States            261,416          3,973,523
*Triad Hospitals Inc. ......................................    United States            565,795         16,673,979
*Wellpoint Health Networks Inc. ............................    United States            128,300         12,090,992
                                                                                                     --------------
                                                                                                         86,939,779
                                                                                                     --------------

 18

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                   COUNTRY           WARRANTS            VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HOTELS RESTAURANTS & LEISURE 2.0%
+*Fine Host Corp. ..........................................    United States            452,571     $    4,073,139
P & O Princess Cruises PLC..................................    United Kingdom         2,071,333         10,778,179
*Park Place Entertainment Corp. ............................    United States          2,512,100         30,396,410
*Prime Hospitality Corp. ...................................    United States          1,990,580         23,588,373
Starwood Hotels & Resorts Worldwide Inc. ...................    United States            355,000         13,234,400
                                                                                                     --------------
                                                                                                         82,070,501
                                                                                                     --------------
HOUSEHOLD PRODUCTS .4%
Kimberly-Clark Corp. .......................................    United States            257,800         14,411,020
                                                                                                     --------------
INDUSTRIAL CONGLOMERATES 2.3%
Crane Co. ..................................................    United States            592,815         18,377,265
Tyco International Ltd. ....................................    United States          1,341,530         73,113,385
                                                                                                     --------------
                                                                                                         91,490,650
                                                                                                     --------------
INSURANCE 5.9%
*Alleghany Corp. ...........................................    United States            130,244         26,439,532
Allmerica Financial Corp. ..................................    United States            405,100         23,293,250
MBIA Inc. ..................................................    United States            599,475         33,378,768
Old Republic International Corp. ...........................    United States            584,700         16,956,300
PMI Group Inc. .............................................    United States            455,790         33,117,701
Radian Group Inc. ..........................................    United States            705,280         28,528,576
White Mountains Insurance Group Inc. .......................    United States            131,876         49,618,345
XL Capital Ltd., A..........................................       Bermuda               324,600         26,649,660
                                                                                                     --------------
                                                                                                        237,982,132
                                                                                                     --------------
MACHINERY .7%
Enodis PLC..................................................    United Kingdom         7,410,005         14,745,812
Harsco Corp. ...............................................    United States            244,195          6,625,010
(R)+*Lancer Industries Inc., B..............................    United States                  4          8,459,188
                                                                                                     --------------
                                                                                                         29,830,010
                                                                                                     --------------
MARINE .3%
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom         2,925,433         10,943,734
                                                                                                     --------------
MEDIA 12.0%
*AT&T Corp. -- Liberty Media Group, A.......................    United States          3,799,779         66,458,135
*Clear Channel Communications Inc. .........................    United States            218,900         13,725,030
Dow Jones & Co. Inc. .......................................    United States            186,600         11,141,886
*Fox Entertainment Group Inc., A............................    United States            566,100         15,794,190
*General Motors Corp., H....................................    United States          1,638,786         33,185,417
Lagardere SCA...............................................        France             1,060,006         49,892,348
*Mediacom Communications Corp., A...........................    United States            649,250         11,465,755
Meredith Corp. .............................................    United States            570,415         20,426,561

                                                                              19

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                   COUNTRY           WARRANTS            VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MEDIA (CONT.)
NV Holdingsmig de Telegraaf.................................     Netherlands             806,851     $   14,343,775
Readers Digest Association Inc., A..........................    United States          1,090,485         31,351,444
Rogers Communications Inc., B...............................        Canada             1,330,720         19,869,607
Scripps Co., A..............................................    United States            977,900         67,475,100
United Business Media PLC...................................    United Kingdom         2,591,287         21,063,819
*USA Networks Inc. .........................................    United States          1,122,295         31,637,496
*Valassis Communications Inc. ..............................    United States            561,905         20,116,199
Vivendi Universal SA........................................        France               412,700         24,054,107
Washington Post Co., B......................................    United States             54,850         31,483,900
                                                                                                     --------------
                                                                                                        483,484,769
                                                                                                     --------------
METALS & MINING
Philip Services Corp. ......................................        Canada               197,896            563,014
                                                                                                     --------------
MULTILINE RETAIL 3.3%
*Federated Department Stores Inc. ..........................    United States          2,138,795         90,898,788
May Department Stores Co. ..................................    United States            441,500         15,125,790
Sears, Roebuck & Co. .......................................    United States            615,900         26,058,729
                                                                                                     --------------
                                                                                                        132,083,307
                                                                                                     --------------
MULTI-UTILITIES .7%
Suez SA.....................................................        France               932,575         29,999,788
                                                                                                     --------------
OIL & GAS 1.5%
Conoco Inc., A..............................................    United States            306,195          8,634,699
Royal Dutch Petroleum Co. ..................................     Netherlands             314,800         18,343,396
Tosco Corp. ................................................    United States            285,200         12,563,060
Total Fina Elf SA, B........................................        France               162,268         22,720,570
                                                                                                     --------------
                                                                                                         62,261,725
                                                                                                     --------------
PAPER & FOREST PRODUCTS 2.4%
Abitibi-Consolidated Inc. ..................................        Canada             3,757,100         28,717,949
International Paper Co. ....................................    United States            875,700         31,262,490
Mead Corp. .................................................    United States          1,340,700         36,386,598
                                                                                                     --------------
                                                                                                         96,367,037
                                                                                                     --------------
PHARMACEUTICALS .8%
Schering-Plough Corp. ......................................    United States            232,400          8,422,176
Taisho Pharmaceutical Co. Ltd. .............................        Japan                477,300          8,974,250
Takeda Chemical Industries Ltd. ............................        Japan                330,600         15,374,278
                                                                                                     --------------
                                                                                                         32,770,704
                                                                                                     --------------
REAL ESTATE 2.9%
*Alexander's Inc. ..........................................    United States            132,890          7,986,689
*Canary Wharf Group PLC.....................................    United Kingdom        11,770,072         91,702,808

 20

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                   COUNTRY           WARRANTS            VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
(R)*Security Capital European Realty........................      Luxembourg             425,000     $    6,636,375
Ventas Inc. ................................................    United States          1,110,125         12,155,869
                                                                                                     --------------
                                                                                                        118,481,741
                                                                                                     --------------
ROAD & RAIL 1.7%
Canadian National Railway Co. ..............................        Canada               204,400          8,272,435
Canadian Pacific Ltd. ......................................        Canada               146,400          5,656,890
Florida East Coast Industries Inc., A.......................    United States          1,107,700         39,212,580
Florida East Coast Industries Inc., B.......................    United States            103,800          3,664,140
Railtrack Group PLC.........................................    United Kingdom         2,863,715         13,451,478
                                                                                                     --------------
                                                                                                         70,257,523
                                                                                                     --------------
*SEMICONDUCTOR EQUIPMENT & PRODUCTS .6%
Agere Systems Inc., A.......................................    United States          3,266,000         24,495,000
                                                                                                     --------------
SOFTWARE .6%
Autodesk Inc. ..............................................    United States            628,400         23,439,320
                                                                                                     --------------
*SPECIALTY RETAIL .3%
Payless Shoesource Inc. ....................................    United States            174,015         11,258,771
                                                                                                     --------------
TEXTILES & APPAREL .4%
Compagnie Financiere Richemont AG, A........................     Switzerland               6,536         16,581,357
                                                                                                     --------------
TOBACCO 1.8%
*Altadis SA.................................................        Spain              2,240,000         31,933,089
Gallaher Group PLC..........................................    United Kingdom         3,758,200         23,625,508
Gallaher Group PLC, ADR.....................................    United Kingdom           164,000          4,083,600
Philip Morris Cos. Inc. ....................................    United States            255,500         12,966,625
                                                                                                     --------------
                                                                                                         72,608,822
                                                                                                     --------------
*WIRELESS TELECOMMUNICATION SERVICES .4%
AT&T Wireless Group.........................................    United States            923,900         15,105,765
                                                                                                     --------------
TOTAL COMMON STOCKS (COST $2,218,475,436)...................                                          3,103,752,018
                                                                                                     --------------
PREFERRED STOCKS 1.2%
Finova Finance Trust, 5.50%, cvt., pfd. ....................    United States            111,960          3,764,655
Henkel KGAA, pfd. ..........................................       Germany               163,100          9,457,914
(R)White Mountains Insurance Group Inc., cvt., pfd. ........    United States            100,000         33,862,500
                                                                                                     --------------
TOTAL PREFERRED STOCKS (COST $31,319,464)...................                                             47,085,069
                                                                                                     --------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                     --------
CORPORATE BONDS & NOTES 2.6%
Arch Wireless Inc., Tranche B-1, Term Loan 6/30/06..........    United States     $   11,389,647          6,264,306
DecisionOne Corp., Term Loan................................    United States          9,273,790          6,955,343

                                                                              21

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (CONT.)
Eurotunnel Finance Ltd.:
  Equity Note, 12/31/03.....................................    United Kingdom         4,645,253 GBP  $    3,135,771
  Participating Loan Note, 4/30/40..........................    United Kingdom         1,020,000 GBP         616,826
Eurotunnel PLC:
  12/31/25, Tier 3..........................................    United Kingdom         2,979,008 GBP       2,890,777
  12/31/50, Resettable Advance R5...........................    United Kingdom         4,455,360 GBP       2,396,669
  Stabilization Advance S8, Tier 1..........................    United Kingdom         3,003,200 GBP       1,161,477
  Stabilization Advance S8, Tier 2..........................    United Kingdom         2,096,915 GBP         707,760
Eurotunnel SA:
  7/07/02, Tier 1 (Pibor)...................................        France             1,350,451 EUR       1,023,182
  7/07/02 Tier 3 (Pibor)....................................        France             2,898,211 EUR       1,643,825
  12/31/12, Tier 1 (Libor)..................................        France             1,498,577 EUR       1,135,411
  12/31/25 Tier 3 (Libor)...................................        France            12,991,177 EUR       7,368,416
  12/31/50, Resettable Advance R4...........................        France            22,038,396 EUR       7,136,122
  Stabilization Advance S6, Tier 1 (Pibor)..................        France             1,379,124 EUR         321,060
  Stabilization Advance S6, Tier 2 (Pibor)..................        France             4,265,105 EUR         866,546
  Stabilization Advance S7, Tier 1 (Pibor)..................        France             2,368,261 EUR         551,332
Fremont General Corp., Series B, 7.875%, 3/17/09............    United States          1,195,000             878,325
Kindred Healthcare Operating Inc., senior secured note, FRN,
  4/18/08...................................................    United States         14,814,613          13,999,809
Meditrust Corp., 7.114%, 8/15/04............................    United States            980,000             916,300
Philip Services Corp.:
  PIK, 10.00%, 5/01/05......................................        Canada               905,476             543,286
  PIK, 6.00%, 4/15/10.......................................        Canada                 6,500                 195
  Senior Term Debt, 9.00%, 5/01/05..........................        Canada             1,636,946           1,064,015
Service Corp. International:
  6.30%, 3/15/03............................................    United States          5,140,000           4,857,300
  7.375%, 4/15/04...........................................    United States          2,955,000           2,711,213
  6.00%, 12/15/05...........................................    United States          7,640,000           6,379,400
  7.20%, 6/01/06............................................    United States            555,000             480,075
  6.875%, 10/01/07..........................................    United States          2,660,000           2,207,800
  6.50%, 3/15/08............................................    United States          2,100,000           1,680,000
  7.70%, 4/15/09............................................    United States          6,975,000           5,824,125
Southwest Royalties Inc., B, 10.50%, 10/15/04...............    United States          7,517,000           6,539,790
Xerox Credit Corp.:
  0.80%, 12/16/02...........................................    United States        800,000,000 JPY       5,227,710
  1.50%, 6/06/05............................................    United States        100,000,000 JPY       6,085,632
  2.00%, 6/06/07............................................    United States        700,000,000 JPY       3,479,795
                                                                                                      --------------
TOTAL CORPORATE BONDS & NOTES (COST $97,203,907)............                                             107,049,593
                                                                                                      --------------
*BONDS & NOTES IN REORGANIZATION 7.2%
Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11.........    United States            375,000             243,750
Altos Hornos de Mexico SA:
  cvt., 5.50%, 12/15/01.....................................        Mexico               180,000              52,200
  Series A, 11.375%, 4/30/02................................        Mexico             2,778,000             805,620
  Series B, 11.875%, 4/30/04................................        Mexico             3,050,000             884,500
  Tranche A, Term Loan......................................        Mexico             1,031,334             299,087

 22

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
*BONDS & NOTES IN REORGANIZATION (CONT.)
Dow Corning Corp.:
  9.30%, 1/27/98............................................    United States     $    1,835,000     $    3,064,450
  8.55%, 3/01/01............................................    United States          1,000,000          1,555,000
  9.375%, 2/01/08...........................................    United States            735,000          1,227,450
  8.15%, 10/15/29...........................................    United States          5,150,000          7,840,875
  Bank Claim................................................    United States          7,437,830         10,710,476
  Bank Debt.................................................    United States          1,801,830          2,593,964
  Bank Debt #1..............................................    United States          2,850,000          4,161,000
Edison International:
  zero cpn., 1/22/01........................................    United States            880,000            651,200
  FRN, 6.5638%, 11/01/01....................................    United States            180,000            169,200
  6.875%, 9/15/04...........................................    United States         12,336,000          9,745,440
Finova Capital Corp.:
  FRN, 6.525%, 5/01/01......................................    United States            865,000            813,100
  FRN, 5.5675%, 8/14/01.....................................    United States            860,000            808,400
  5.875%, 10/05/01..........................................    United States          1,720,000          1,616,800
  9.125%, 2/27/02...........................................    United States            430,000            404,200
  6.12%, 5/28/02............................................    United States            545,000            512,300
  6.50%, 7/28/02............................................    United States            190,000            178,600
  6.39%, 10/08/02...........................................    United States            910,000            855,400
  6.25%, 11/01/02...........................................    United States          3,635,000          3,416,900
  6.54%, 11/15/02...........................................    United States            300,000            282,000
  5.99%, 1/10/03............................................    United States            420,000            394,800
  6.11%, 2/18/03............................................    United States         14,960,000         14,062,400
  6.15%, 3/31/03............................................    United States            360,000            338,400
  FRN, 6.91%, 6/18/03.......................................    United States          1,260,000          1,184,400
  7.30%, 9/22/03............................................    United States          9,410,000          8,845,400
  6.33%, 11/24/03...........................................    United States            725,000            681,500
  6.00%, 1/07/04............................................    United States          1,270,000          1,193,800
  6.125%, 3/15/04...........................................    United States          6,960,000          6,542,400
  7.125%, 5/17/04...........................................    United States          2,525,000          2,373,500
  6.90%, 6/19/04............................................    United States          3,000,000          2,820,000
  7.0638%, 9/23/04..........................................    United States            540,000            507,600
  7.429%, 10/14/04..........................................    United States            710,000            667,400
  7.25%, 11/08/04...........................................    United States         21,720,000         20,416,800
  6.375%, 5/15/05...........................................    United States          2,598,000          2,442,120
  6.71%, 11/07/05...........................................    United States          1,215,000          1,142,100
  7.40%, 5/06/06............................................    United States            930,000            874,200
  7.25%, 7/12/06............................................    United States          2,555,000          2,401,700
  7.40%, 6/01/07............................................    United States            210,000            197,400
  6.75%, 3/09/09............................................    United States          4,245,000          3,990,300
  7.625%, 9/21/09...........................................    United States          5,755,000          5,409,700
  Revolver 1................................................    United States          4,101,000          3,854,940
  Revolver 2................................................    United States          2,271,000          2,134,740
  Revolver 3................................................    United States          4,543,000          4,270,420

                                                                              23

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
*BONDS & NOTES IN REORGANIZATION (CONT.)
Genesis Health Ventures Inc.:
  Term Loan A...............................................    United States     $      909,000     $      627,210
  Term Loan B...............................................    United States            469,457            323,925
  Term Loan C...............................................    United States          2,351,766          1,622,718
  Revolver..................................................    United States          2,358,401          1,627,296
Greyhound Financial Corp.:
  7.25%, 4/01/01............................................    United States            360,000            338,400
  Series B, 7.82%, 1/27/03..................................    United States            540,000            507,600
Harnischfeger Industries Inc.:
  8.90%, 3/01/22............................................    United States          3,155,000          2,050,750
  8.70%, 6/15/22............................................    United States          2,970,000          1,930,500
  7.25%, 12/15/25...........................................    United States          4,414,000          2,869,100
  6.875%, 2/15/27...........................................    United States          3,705,000          2,408,250
  Revolver..................................................    United States          4,766,550          3,098,258
Integrated Health Services Inc.:
  Revolver..................................................    United States         18,358,001         10,831,221
  Tranche B, Term Loan......................................    United States         19,745,517         11,649,855
  Tranche C, Term Loan......................................    United States          7,197,543          4,246,551
Laidlaw Inc.:
  7.70%, 8/15/02............................................        Canada             5,720,000          2,774,200
  7.05%, 5/15/03............................................        Canada             3,445,000          1,670,825
  6.65%, 10/01/04...........................................        Canada               170,000             80,750
  7.875%, 4/15/05...........................................        Canada             3,190,000          1,547,150
  6.50%, 5/01/05............................................        Canada             2,655,000          1,261,125
  7.65%, 5/15/06............................................        Canada             1,890,000            916,650
  6.70%, 5/01/08............................................        Canada             2,400,000          1,140,000
  8.75%, 4/15/25............................................        Canada             3,045,000          1,476,825
  6.72%, 10/01/27...........................................        Canada             6,715,000          3,189,625
  Revolver..................................................        Canada            11,173,899          5,698,689
Loewen Group Inc.:
  144A, 6.70%, 10/01/99.....................................        Canada             9,180,000          4,865,400
  Revolver..................................................        Canada             5,791,429          3,764,429
  Series 5, 6.10% 10/01/02..................................        Canada             6,280,000 CAD      2,524,249
  Term Loan.................................................        Canada               915,000            594,750
Loewen Group International Inc.:
  Series 3, 7.50%, 4/15/01..................................        Canada             3,070,000          1,872,700
  Series 3, 7.75%, 10/15/01.................................        Canada             2,300,000          1,311,000
  Series 2, 8.25%, 4/15/03..................................        Canada             2,290,000          1,396,900
  Series 6, 7.20%, 6/01/03..................................        Canada            15,560,000          8,246,800
  Series 4, 8.25%, 10/15/03.................................        Canada             3,520,000          2,006,400
  Series 7, 7.60%, 6/01/08..................................        Canada            11,605,000          6,150,650
Multicare Companies Inc.:
  Revolver..................................................    United States            469,374            356,724
  Term Loan A...............................................    United States            562,093            427,191
  Term Loan B...............................................    United States          2,266,220          1,722,327
  Term Loan C...............................................    United States            751,686            571,281

 24

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
*BONDS & NOTES IN REORGANIZATION (CONT.)
Optel Inc.:
  13.00%, 2/15/05...........................................    United States     $    6,185,000     $    2,195,675
  11.50%, 7/01/08...........................................    United States            240,000             85,200
PG & E Corp.:
  Commercial Paper 1/18/01..................................    United States            695,000            479,550
  Commercial Paper 1/30/01..................................    United States            350,000            241,500
  Commercial Paper 2/16/01..................................    United States          1,050,000            724,500
  FRN, 144A, 7.575%, 10/31/01...............................    United States         14,369,000         10,489,370
  MTN, 5.94%, 10/07/03......................................    United States            875,000            638,750
  7.375%, 11/01/05..........................................    United States         17,404,000         12,704,920
  6.75%, 10/01/23...........................................    United States            180,000            151,200
Port Seattle Wash Indl Dv Cpt Proj., 6.00%, 12/01/17........    United States            200,000            130,000
Pratama Datakom Asia BV:
  144A, 12.75%, 7/15/05.....................................      Indonesia            7,760,000            853,600
  Reg S, 12.75%, 7/15/05....................................      Indonesia            1,520,000            167,200
Safety Kleen Corp.:
  9.25%, 5/15/09............................................    United States            535,000                 54
  Bank Claim................................................        Canada               469,909 CAD        116,115
  Revolver..................................................    United States          1,648,945            618,354
  Term Loan A...............................................    United States          2,588,902            970,838
  Term Loan B...............................................    United States          3,434,118          1,287,794
  Term Loan C...............................................    United States          3,434,118          1,287,794
Safety Kleen Services, 9.25%, 6/01/08.......................    United States             40,000                  4
SFC New Holdings Inc., PIK, 13.25%, 8/15/03.................    United States         12,322,000            554,490
Southern California Edison Co.:
  FRN, 6.5138%, 5/01/02.....................................    United States          4,360,000          3,248,200
  7.20%, 11/03/03...........................................    United States         18,545,000         13,816,025
  6.375%, 1/15/06...........................................    United States            525,000            359,625
  7.125%, 7/15/25...........................................    United States            445,000            367,125
United Companies Financial Corp., Revolver..................    United States         24,993,011            624,825
                                                                                                     --------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $245,508,019)...                                            291,448,914
                                                                                                     --------------
                                                                                  SHARES/PRINCIPAL
                                                                                      AMOUNT**
                                                                                  ----------------
COMPANIES IN LIQUIDATION
*City Investing Company Liquidating Trust...................    United States           1,593,485           2,390,228
*+MBOP Liquidating Trust....................................    United States             412,418             206,205
Nippon Credit Bank Ltd., Bank Claim.........................        Japan             518,204,809 JPY          41,549
Nippon Total Finance, Bank Claim............................        Japan             492,298,091 JPY          15,789
                                                                                                       --------------
TOTAL COMPANIES IN LIQUIDATION (COST $117,568)..............                                                2,653,771
                                                                                                       --------------

                                                                              25

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2001 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
                                                                   COUNTRY            AMOUNT**             VALUE
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES 10.8%
Federal National Mortgage Association, 3.51% to 6.43%, with
  maturities to 6/14/02.....................................                       $  280,675,000      $  277,426,560
(b)Federal Home Loan Bank, 3.51% to 6.14%, with maturities
  to 12/21/01...............................................                          124,000,000         122,989,219
Federal Home Loan Mortgage Corp., 4.78% to 5.73%, with
  maturities to 1/31/02.....................................                           35,000,000          34,441,610
                                                                                                       --------------
TOTAL GOVERNMENT AGENCIES (COST $433,135,178)...............                                              434,857,389
                                                                                                       --------------
                                                                                       SHARES
                                                                                  ----------------
(a)SHORT TERM INVESTMENT (COST $20,086,701) .5%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................    United States          20,086,701          20,086,701
                                                                                                       --------------
TOTAL INVESTMENTS (COST $3,045,846,273) 99.1%...............                                            4,006,933,455
SECURITIES SOLD SHORT (.4%).................................                                              (16,452,410)
NET EQUITY IN FORWARDS CONTRACTS .3%........................                                               12,817,867
OTHER ASSETS, LESS LIABILITIES 1.0%.........................                                               40,570,728
                                                                                                       --------------
TOTAL NET ASSETS 100.0%.....................................                                            4,043,869,640
                                                                                                       ==============
SECURITIES SOLD SHORT
ISSUER                                                             COUNTRY                 SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
Washington Mutual Inc. .....................................    United States              92,200      $    3,462,110
Phillips Petroleum Co. .....................................    United States             227,900          12,990,300
                                                                                                       --------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $16,597,544)..........                                           $   16,452,410
                                                                                                       ==============

CURRENCY ABBREVIATIONS:

CAD -- Canadian Dollar
EUR -- European Unit
GBP -- British Pound
JPY -- Japanese Yen

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
(b)See note 1(e) regarding securities segregated with broker for securities sold short.
(R)See note 7 regarding restricted securities.
+See note 8 regarding holdings of 5% voting securities.
                       See Notes to Financial Statements.
 26


MUTUAL QUALIFIED FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $2,993,249,993)................    $3,940,350,260
  Non controlled affiliates (cost $52,596,280)..............        66,583,195    $4,006,933,455
                                                                --------------
 Cash.......................................................                           2,933,238
 Receivables:
  Investment securities sold................................                          39,190,087
  Capital shares sold.......................................                           2,397,716
  Dividends and interest....................................                           5,138,221
 Unrealized gain on forward exchange contracts (Note 6).....                          13,685,522
 Deposits with broker for securities sold short.............                           2,762,999
                                                                                  --------------
      Total assets..........................................                       4,073,041,238
                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased...........................                           5,667,167
  Capital shares redeemed...................................                           2,364,780
  To affiliates.............................................                           3,432,009
 Securities sold short, at value (proceeds $16,597,544).....                          16,452,410
 Unrealized loss on forward exchange contracts (Note 6).....                             867,655
 Accrued expenses...........................................                             387,577
                                                                                  --------------
      Total liabilities.....................................                          29,171,598
                                                                                  --------------
Net assets, at value........................................                      $4,043,869,640
                                                                                  ==============
Net assets consist of:
 Undistributed net investment income........................                      $    5,982,575
 Net unrealized appreciation................................                         974,050,183
 Accumulated net realized gain..............................                         202,923,465
 Capital shares.............................................                       2,860,913,417
                                                                                  --------------
Net assets, at value........................................                      $4,043,869,640
                                                                                  ==============

                                                                              27

MUTUAL QUALIFIED FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

JUNE 30, 2001 (UNAUDITED)

CLASS Z:
 Net asset value and maximum offering price per share
  ($3,247,769,630 + 177,215,642 shares outstanding).........                              $18.33
                                                                                  ==============
CLASS A:
 Net asset value per share ($528,584,089 / 28,970,422 shares
  outstanding)..............................................                              $18.25
                                                                                  ==============
 Maximum offering price per share ($18.25 / 94.25%).........                              $19.36
                                                                                  ==============
CLASS B:
 Net asset value and maximum offering price per share
  ($11,669,353 / 646,285 shares outstanding)*...............                              $18.06
                                                                                  ==============
CLASS C:
 Net asset value per share ($255,846,568 / 14,122,102 shares
  outstanding)*.............................................                              $18.12
                                                                                  ==============
 Maximum offering price per share ($18.12 / 99.00%).........                              $18.30
                                                                                  ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 28


MUTUAL QUALIFIED FUND
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $1,062,433)
 Dividends..................................................    $ 20,639,887
 Interest...................................................      21,544,546
                                                                ------------
      Total investment income...............................                    $ 42,184,433
Expenses:
 Management fees (Note 3)...................................      11,295,428
 Administrative fees (Note 3)...............................       1,465,440
 Distribution fees (Note 3)
  Class A...................................................         832,907
  Class B...................................................          41,980
  Class C...................................................       1,164,115
 Transfer agent fees (Note 3)...............................       1,819,000
 Custodian fees.............................................          98,300
 Reports to shareholders....................................          25,000
 Registration and filing fees...............................          83,500
 Professional fees..........................................         199,700
 Directors' fees and expenses...............................          75,500
 Dividends for securities sold short........................         201,112
 Other......................................................          32,600
                                                                ------------
      Total expenses........................................                      17,334,582
                                                                                ------------
          Net investment income.............................                      24,849,851
                                                                                ------------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................     176,670,222
  Foreign currency transactions.............................       8,098,879
                                                                ------------
      Net realized gain.....................................                     184,769,101
 Net unrealized appreciation on:
  Investments...............................................     228,497,034
  Translation of assets and liabilities denominated in
    foreign currencies......................................      37,160,659
                                                                ------------
      Net unrealized appreciation...........................                     265,657,693
                                                                                ------------
Net realized and unrealized gain............................                     450,426,794
                                                                                ------------
Net increase in net assets resulting from operations........                    $475,276,645
                                                                                ============

                       See Notes to Financial Statements.
                                                                              29


MUTUAL QUALIFIED FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2001            YEAR ENDED
                                                                  (UNAUDITED)          DECEMBER 31, 2000
                                                                ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................     $   24,849,851         $   47,066,133
  Net realized gain from investments and foreign currency
   transactions.............................................        184,769,101            462,218,799
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................        265,657,693            (57,230,991)
                                                                ----------------------------------------
    Net increase in net assets resulting from operations....        475,276,645            452,053,941
 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................         (6,034,049)           (89,758,935)
   Class A..................................................           (825,026)           (11,985,847)
   Class B..................................................            (15,781)              (128,386)
   Class C..................................................           (288,047)            (4,756,859)
  Net realized gains:
   Class Z..................................................        (79,205,973)          (321,394,420)
   Class A..................................................        (12,830,583)           (48,173,613)
   Class B..................................................           (283,609)              (652,037)
   Class C..................................................         (6,299,568)           (24,971,026)
                                                                ----------------------------------------
 Total distributions to shareholders........................       (105,782,636)          (501,821,123)

 Capital share transactions (Note 2):
   Class Z..................................................         25,389,547           (190,765,588)
   Class A..................................................         39,205,553            (21,590,739)
   Class B..................................................          4,642,953              2,221,902
   Class C..................................................         13,145,877            (40,539,605)
                                                                ----------------------------------------
  Total capital share transactions..........................         82,383,930           (250,674,030)
    Net increase (decrease) in net assets...................        451,877,939           (300,441,212)

Net assets:
 Beginning of period........................................      3,591,991,701          3,892,432,913
                                                                ----------------------------------------
 End of period..............................................     $4,043,869,640         $3,591,991,701
                                                                ========================================
Undistributed net investment income included in net assets:
 End of period..............................................     $    5,982,575         $  (11,704,373)
                                                                ========================================

                       See Notes to Financial Statements.
 30


MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities in the U.S. and other countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

                                                                              31

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


c. FOREIGN CURRENCY CONTRACTS (CONT.)

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

e. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

f. SECURITIES LENDING:

The Fund loans securities to certain brokers for which it received collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

g. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 32

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

h. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

i. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were 1.00 billion shares authorized ($0.001 par value) of which 500 million, 200 million, 100 million and 200 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                               SIX MONTHS ENDED                        YEAR ENDED
                                                                 JUNE 30, 2001                     DECEMBER 31, 2000
                                                          ----------------------------------------------------------------
                                                            SHARES         AMOUNT               SHARES          AMOUNT
                                                            ----------------------------------------------------------
CLASS Z SHARES:
Shares sold.............................................   4,572,293    $  80,450,096           8,687,097    $ 147,023,633
Shares issued on reinvestment of distributions..........   4,524,123       81,839,823          24,459,949      394,399,369
Shares redeemed.........................................  (7,784,800)    (136,900,372)        (43,606,971)    (732,188,590)
                                                          ----------------------------------------------------------------
Net increase (decrease).................................   1,311,616    $  25,389,547         (10,459,925)   $(190,765,588)
                                                          ================================================================

                                                                              33

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK (CONT.)


                                                               SIX MONTHS ENDED                        YEAR ENDED
                                                                 JUNE 30, 2001                     DECEMBER 31, 2000
                                                          ----------------------------------------------------------------
                                                            SHARES         AMOUNT               SHARES          AMOUNT
                                                            ----------------------------------------------------------
CLASS A SHARES:
Shares sold.............................................   4,601,699    $  81,242,439           6,136,344    $ 103,211,440
Shares issued on reinvestment of distributions..........     718,840       12,946,183           3,563,760       57,312,779
Shares redeemed.........................................  (3,142,502)     (54,983,069)        (10,843,230)    (182,114,958)
                                                          ----------------------------------------------------------------
Net increase (decrease).................................   2,178,037    $  39,205,553          (1,143,126)   $ (21,590,739)
                                                          ================================================================

                                                               SIX MONTHS ENDED                        YEAR ENDED
                                                                 JUNE 30, 2001                     DECEMBER 31, 2000
                                                          ----------------------------------------------------------------
                                                            SHARES         AMOUNT               SHARES          AMOUNT
                                                            ----------------------------------------------------------
CLASS B SHARES:
Shares sold.............................................     259,100    $   4,543,371             170,722    $   2,863,771
Shares issued on reinvestment of distributions..........      16,173          288,200              47,180          752,906
Shares redeemed.........................................     (10,857)        (188,618)            (84,417)      (1,394,775)
                                                          ----------------------------------------------------------------
Net increase............................................     264,416    $   4,642,953             133,485    $   2,221,902
                                                          ================================================================

                                                               SIX MONTHS ENDED                        YEAR ENDED
                                                                 JUNE 30, 2001                     DECEMBER 31, 2000
                                                          ----------------------------------------------------------------
                                                            SHARES         AMOUNT               SHARES          AMOUNT
                                                            ----------------------------------------------------------
CLASS C SHARES:
Shares sold.............................................   1,243,918    $  21,938,093           1,415,521    $  23,678,354
Shares issued on reinvestment of distributions..........     343,829        6,147,651           1,725,831       27,627,832
Shares redeemed.........................................    (857,607)     (14,939,867)         (5,513,080)     (91,845,791)
                                                          ----------------------------------------------------------------
Net increase (decrease).................................     730,140    $  13,145,877          (2,371,728)   $ (40,539,605)
                                                          ================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

 34

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

ANNUALIZE
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net asset of Class A, Class B, and C shares, respectively. Distributors received net commissions from sales of those Fund shares and received contingent deferred sales charges for the period of $86,916 and $19,086, respectively.

4. INCOME TAXES

At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,051,789,529 was as follows:

Unrealized appreciation.....................................  $1,051,284,719
Unrealized depreciation.....................................     (96,140,793)
                                                              --------------
Net unrealized appreciation.................................  $  955,143,926
                                                              ==============

Net investment income and net realized capital gains differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sales of foreign currencies.

At December 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 2000 of $419,386. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

                                                                              35

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001, aggregated $1,044,552,716 and $915,667,292, respectively.

Transactions in options written during the period ended June 30, 2001 were as follows:

                                                                 NUMBER
                                                              OF CONTRACTS     PREMIUM
                                                              ------------------------
Options outstanding at December 31, 2000....................      2,122       $ 583,486
Options expired.............................................     (1,622)       (516,613)
Options terminated in closing transactions..................       (500)        (66,873)
                                                              -------------------------
Options outstanding at June 30, 2001........................          0       $       0
                                                              =========================

6. FORWARD CURRENCY CONTRACTS

At June 30, 2001, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                                       IN           SETTLEMENT         UNREALIZED
CONTRACTS TO BUY:                                                                 EXCHANGE FOR         DATE            GAIN/(LOSS)
------------------                                                                ------------------------------------------------
      3,319,073     Canadian Dollars......................................  U.S.  $  2,146,114        8/31/01    U.S.  $    38,482
                                                                                  ============                         -----------
CONTRACTS TO SELL:
------------------
     17,790,579     British Pounds........................................  U.S.  $ 25,046,374        7/06/01    U.S.  $    32,894
     55,494,474     Danish Krone..........................................           6,494,706        7/16/01              187,627
     93,428,562     British Pounds........................................         132,383,988        7/18/01            1,080,680
     54,125,000     European Unit.........................................          46,387,217        7/25/01              590,399
     10,277,920     Canadian Dollars......................................           6,773,886        7/31/01                5,343
     10,000,000     British Pounds........................................          14,080,000        7/31/01               32,807
     53,153,569     European Unit.........................................          47,395,310        8/01/01            2,426,131
     69,658,913     European Unit.........................................          63,846,819        8/02/01            4,914,726
     14,700,000     British Pounds........................................          20,765,696        8/02/01              116,670
    132,031,106     Norwegian Krone.......................................          14,360,561        8/14/01              282,774
     44,492,309     European Unit.........................................          40,256,793        8/16/01            2,624,797
     26,503,766     European Unit.........................................          22,566,352        9/24/01              162,777
     22,732,342     British Pounds........................................          32,011,673        9/25/01              148,460
  2,571,767,611     Japanese Yen..........................................          20,936,398        9/27/01              117,848
     30,656,252     European Unit.........................................          26,585,780       11/21/01              687,588

 36

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (continued)

6. FORWARD CURRENCY CONTRACTS (CONT.)


CONTRACTS TO SELL:
------------------
     18,568,586     Swiss Francs..........................................          10,408,910       12/13/01               44,283
     20,000,000     European Unit.........................................          16,980,000       12/27/01               89,940
  2,319,586,301     Japanese Yen..........................................          19,047,390       12/27/01               80,449
                                                                                  ------------                         -----------
                                                                            U.S.  $566,327,853                          13,626,193
                                                                                  ============                         -----------
         Net unrealized gain on offsetting forward exchange contracts.....                                                  20,847
                                                                                                                       -----------
           Unrealized gain on forward exchange contracts..................                                       U.S.  $13,685,522
                                                                                                                       -----------
CONTRACTS TO SELL:
------------------
      1,339,593     British Pounds........................................  U.S.  $  1,874,470        7/18/01    U.S.  $    (8,177)
     29,956,964     Canadian Dollars......................................          19,401,616        7/31/01             (326,598)
      4,850,972     Norwegian Krone.......................................             511,814        8/14/01               (5,420)
     46,565,313     Canadian Dollars......................................          30,239,881        8/16/01             (417,178)
     10,325,880     Canadian Dollars......................................           6,700,874        8/31/01              (95,566)
      8,079,000     Swiss Francs..........................................           4,494,826       12/13/01              (14,716)
                                                                                  ------------                         -----------
                                                                            U.S.  $ 63,223,481                            (867,655)
                                                                                  ============                         ===========
           Unrealized loss on forward exchange contracts..................                                                (867,655)
                                                                                                                       -----------
             Net unrealized gain on forward exchange contracts............                                       U.S.  $12,817,867
                                                                                                                       ===========

7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2001 are as follows:

                                                                                      ACQUISITION
 NUMBER OF SHARES                                ISSUER                                  DATE           VALUE
----------------------------------------------------------------------------------------------------------------
       420,000        A.B. Watley Group Inc.......................................      4/02/01      $ 2,992,500
       126,000        A.B. Watley Group Inc., wts.................................      4/02/01           89,775
             4        Lancer Industries Inc., B...................................      8/11/89        8,459,188
       425,000        Security Capital European Realty............................      4/08/98        6,636,375
     1,375,000        State National Bancshares Inc. .............................      8/09/00       22,000,000
       100,000        White Mountains Insurance Group Inc., cvt., pfd. ...........      6/01/01       33,862,500
                                                                                                     -----------
TOTAL RESTRICTED SECURITIES (COST $52,861,291) (1.83% OF NET ASSETS)..............                   $74,040,338
                                                                                                     ===========

                                                                              37

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (continued)

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as an investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at June 30, 2001 were as shown below.

                                     NUMBER OF                                NUMBER OF
                                    SHARES HELD      GROSS       GROSS       SHARES HELD        VALUE       INVESTMENT INCOME
NAME OF ISSUER                     DEC. 31, 2000   ADDITIONS   REDUCTIONS   JUNE 30, 2001   JUNE 30, 2001    1/01/01-6/30/01
-----------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Fibermark Inc. ..................      511,800           --     (511,800)            --                *              --
Fine Host Corp. .................      452,571           --           --        452,571      $ 4,073,139              --
ITLA Capital Corp. ..............      689,000           --           --        689,000       12,402,000              --
Lancer Industries Inc., B .......            4           --           --              4        8,459,188              --
MBOP Liquidating Trust...........      412,418           --           --        412,418          206,205              --
State National Bancshares
 Inc. ...........................    1,375,000           --           --      1,375,000       22,000,000              --
Union Acceptance Corp., A........           --     3,622,294          --      3,622,294       19,442,663              --
Van Melle NV.....................      971,015           --     (971,015)            --                *              --
Wellsford Real Properties
 Inc. ...........................    1,202,174           --    (1,202,174)           --                *              --
                                                                                            ---------------------------------
TOTAL NON CONTROLLED AFFILIATES                                                              $66,583,195              --
                                                                                            =================================

                                    REALIZED
                                     CAPITAL
NAME OF ISSUER                     GAIN (LOSS)
---------------------------------
NON CONTROLLED AFFILIATES
Fibermark Inc. ..................  $(2,060,366)
Fine Host Corp. .................           --
ITLA Capital Corp. ..............           --
Lancer Industries Inc., B .......           --
MBOP Liquidating Trust...........           --
State National Bancshares
 Inc. ...........................           --
Union Acceptance Corp., A........           --
Van Melle NV.....................   32,430,693
Wellsford Real Properties
 Inc. ...........................   (3,245,457)
                                   -----------
TOTAL NON CONTROLLED AFFILIATES    $27,124,870
                                   ===========

*As of June 30, 2001, no longer an affiliate.

 38

[FRANKLIN TEMPLETON INVESTMENTS LOGO]


FRANKLIN TEMPLETON INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906

SEMIANNUAL REPORT
MUTUAL QUALIFIED FUND

CHAIRMAN OF THE BOARD

Michael F. Price

OFFICERS

Peter A. Langerman
Robert L. Friedman
Jeffrey Altman
Raymond Garea
Lawrence Sondike
David J. Winters

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Qualified Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

475 S01 08/01                             [LOGO]   Printed on recycled paper